Exhibit 10.36

***Text Omitted and Filed Separately Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 203.406

RESTATED TOLL MANUFACTURING AGREEMENT

THIS RESTATED TOLL MANUFACTURING AGREEMENT (the “Agreement”), signed as of December 7, 2012 (the “Signature Date”), with an effective date as of December 1st, 2011 (the “Effective Date”), is made and entered into by and among Agro Industrie Recherches et Développements, S.A., a French entity (“ARD”), BioAmber S.A.S., a French entity (“BioAmber”) and BioAmber Inc., a Delaware corporation (“BioAmber US”).

PRELIMINARY STATEMENTS

WHEREAS BioAmber US, ARD and BioAmber have signed a Transitional Work Plan Agreement as of September 30th, 2010 (the “Transitional Work Plan Agreement”) providing for the possible entry into force of a Toll Manufacturing Agreement;

WHEREAS BioAmber US, ARD and BioAmber have signed a Toll Manufacturing Agreement as of September 30th, 2010, which entered into force as of November 8th, 2011 (the “Initial Toll Manufacturing Agreement”);

WHEREAS BioAmber US, ARD and BioAmber have agreed to revised terms and conditions relating to their relationship in connection with the Initial Toll Manufacturing Agreement and therefore with to execute a Restated Toll Manufacturing Agreement, being this Agreement;

WHEREAS, BioAmber agrees to grant, for the duration of this Agreement, to ARD a non-exclusive, worldwide, royalty free license to any intellectual property rights (“IP”) (i.e. any required licensed patents and licensed know-how granted by BioAmber US to BioAmber as defined in the License Agreement between BioAmber US and BioAmber dated 25 September 2008, with the exclusion of the Derivative Products) required solely for ARD to perform its obligations as defined in this Agreement. ARD shall have the right to sublicense any of the aforementioned rights to third parties. ARD’s permitted use of the rights granted pursuant to the aforementioned license or sub-licenses shall be solely limited to the performance by ARD of its obligations provided in this Agreement.

WHEREAS BioAmber US accepts to warrant the performance by BioAmber of all its obligations mentioned in this Agreement.

WHEREAS ARD and BioAmber now wish to agree on the terms and conditions of such Restated Toll Manufacturing Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, and intending to be legally bound hereby, the parties agree as follows:

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STATEMENT OF AGREEMENT

1.	TOLL MANUFACTURING

1.1	BioAmber hereby agrees to retain the services of ARD for the production of succinic acid, either in technical grade or in polymer grade, as more fully described in this Agreement (respectively the “Technical Grade Product” and the “Polymer Grade Product”, or collectively the “Product”), at ARD’s succinic acid demonstration plant (“Demonstration Plant”), and located at Pomacle, France, adjacent to the Chamtor wheat mill, for a quantity of Product limited to the production capacity of such demonstration plant and according to the terms and conditions provided in this Agreement.

It is understood between the Parties that at the Effective Date, and solely in order to establish the maximum production capacity of ARD, the Demonstration Plant has the following estimated capacities, based on the Product Specifications attached hereto as Schedule W and based on the actual process for the manufacture of the Products more fully described in the document entitled Process Diagram TG (attached hereto as Schedule X), being in possession of both parties; BioAmber recognizes that any change in the Product Specifications or in such Process Diagram TG (including resulting from the use of an anionic columns treatment unity or the recycling of mother liquor in nanofiltration) may reduce such production capacity of the Demonstration Plant:

•	2,000 metric tons for Technical Grade Product, provided however the Demonstration Plant works 8,000 hours annually in [***] protocol mode only (“[***]”, it being, fermentation media based on [***]);

•	1,647 metric tons for Technical Grade Product, provided however the Demonstration Plant works 8,000 hours annually in [***] protocol mode only (“[***]”, it being fermentation media based on [***]);

•	A certain number of metric tons for Polymer Grade Product, being the number of Technical Grade Product produced and used for producing Polymer Grade Product multiplied by a factor [***].

1.2

ARD shall provide such services to BioAmber on an exclusive basis, and ARD agrees that, for the term of this Agreement, no other activity will be conducted at the Demonstration Plant without the prior written approval of BioAmber. The parties agree that during the term of this Agreement and during each of the Renewed Terms, BioAmber shall have the right, at its discretion, to perform research & development activities in the Demonstration Plant relating to its succinic acid products or other products, subject to any required regulatory authorizations, provided that (i) BioAmber may not perform such research & development activities during a period corresponding to more than 50% of the total time during which it is entitled to use the Demonstration Plant, and (ii) if such research & development activities are not permitted activities under the

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actual insurance policies covering the Demonstration Plant, BioAmber shall, prior to performing such activities, obtain the required insurance policies, at ARD’s satisfaction, acting reasonably. In the event that the Demonstration Plant is not operating at full capacity, ARD will have the ability to propose to a third-party manufacturing services in the Demonstration Plant to produce non-succinic acid related products, in order to reduce labor costs for BioAmber. Such third party manufacturing services shall be at BioAmber’s sole discretion and BioAmber shall be under no obligation to accept the production of non-succinic acid related products. For the avoidance of doubt, in the event that ARD does not find a third-party duly approved by BioAmber accepting to enter into a manufacturing contract in the Demonstration Plant to produce non-succinic acid related products, BioAmber shall have to pay to ARD the applicable labor costs listed in Appendix Z and fixed costs related to CO2 storage, Carbon filter rental, fork lift rental and rain water (as provided in Schedule Y) borne by ARD as provided in this Agreement resulting directly from the Demonstration Plant not operating at full capacity. BioAmber US shall also have the right to propose a third party for manufacturing services to reduce labor costs, subject to the approval of ARD; should ARD not give its approval, BioAmber shall have to pay ARD according to the provisions hereinabove.

2.	SPECIFICATIONS

2.1	ARD agrees that it shall manufacture the Products (based on Purchase Orders, as defined in section 10 of this Agreement) in accordance with the specification sheets listed and attached hereto as Schedule W (the “Product Specifications”). The parties recognize that the Product Specifications are subject to change over the term of this Agreement. After each production batch, and at any other time upon BioAmber’s request, ARD shall deliver to BioAmber samples of the Product manufactured by ARD and the results of its analytical tests.

2.2	In the event of a change of the Product Specifications that would trigger additional costs and/or a material change to the production process, and/or material change of schedule for ARD, and only if ARD has provided BioAmber, in writing, with evidence of same, BioAmber shall assume such additional costs through the adjustment of the then applicable Target Usage Factors and the consequent Price paid by BioAmber for a metric ton of succinic acid produced.

3.	LABELLING AND PACKING

3.1	ARD shall package and label the Product so as to conform with the specifications relating to labelling and packing (the “Packaging Specifications”) provided from time to time by BioAmber. ARD shall be solely responsible for insuring that the Product is labelled and packed in conformity with the Packaging Specifications. The current Packaging Specifications are attached hereto as Schedule T.

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3.2.	ARD shall supply at BioAmber’s cost the material required to effect the labelling and packing of the Product (the “Packing Materials”). ARD will be responsible for the quality of the Packing Materials. In the event of a change to the Packaging Specifications that would trigger additional costs and/or change of process or material change of schedule for ARD, BioAmber shall pay any additional costs related therewith.

4.	MODIFICATIONS TO THE SPECIFICATIONS

4.1	ARD will not make any changes in the specifications covering the manufacturing or processing of the Product or the production process without the express written consent of BioAmber. BioAmber may modify the Product Specifications, the Packaging Specifications or the Quality Standards (as defined in Section 5.2 below) by giving written notice of such change to ARD. Any change in the Product Specifications or the Packaging Specifications that would have an adverse effect on the production costs or schedule of the Product or on the process will be subject to good faith negotiations by the parties as to modifications in the Price and/or delivery schedule of the Product. ARD shall not be required to implement any changes in the Product Specifications, in the Packaging Specifications or in the Quality Standards to the extent that these changes are impracticable as a result of a cause or causes outside the reasonable control of ARD, including without limitation infeasible technological requirements or to the extent the approval of the changes would require ARD to violate any applicable laws, rules or regulations or would result in the breach of any agreement, including without limitation, any confidentiality, non disclosure, or license agreement.

5.	CONTROL AND QUALITY

5.1	A Steering Committee will be put in place following the entry into force of this Agreement, consisting of one representative designated by BioAmber from time to time and one representative designated by ARD from time to time. Such committee (i) will oversee the application of this Agreement and any process development or optimization work and (ii) shall remain in force until the termination of this Agreement. In the event of any disagreement, the parties undertake to cooperate with diligence and good faith in order to find an amicable solution to any dispute that may arise between them, it being understood that BioAmber, as exclusive beneficiary of the Demonstration Plant and the party liable for the operational cost of the Demonstration Plant during the term of this Agreement, shall make the final decision. If an amicable solution is not found and agreed to between the members of the Steering Committee with respect to any disagreement within a period of two (2) weeks from its occurrence, BioAmber shall have the sole authority to make a final decision regarding the concerned disagreement. In the event that BioAmber imposes a decision that ARD does not agree with, and ARD notifies BioAmber of its objection in writing, indicating the reasons for its objection, BioAmber shall be responsible for any cost related to lost batches or partially lost batches that are the direct result of the decision imposed by BioAmber, if ARD has complied with all standard operating procedures and fulfilled its obligations under this Agreement, subject to all applicable laws.

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5.2.	ARD is to manufacture the Product in accordance with the Product Specifications and the prescribed quality norms and standards of good workmanship, as determined by BioAmber in collaboration with ARD (the “Quality Standards”) as attached in Schedule V[NTD: ADDITIONAL PROCEDURES MAY NEED TO BE ADDED TO SCHEDULE V]. The Quality Standards may be amended, as provided for in Section 4.1. In case of change of the Quality Standards that would trigger important additional costs and/or important changes to the process or an change of schedule for ARD, BioAmber shall be responsible for any related modifications in the Price and/or delivery schedule of the Product, and only if ARD has provided BioAmber in writing, with evidence of same.

5.3.	ARD and BioAmber shall conform to all laws and regulations applicable to the production of Products in the Demonstration Plant and to the defined Quality Standards relating to manufacturing, processing, storing and shipping of Product, without in any event being in breach of any French laws and regulations.

6.	EXCLUSIVE RIGHTS

6.1	Except as may be otherwise provided in this Agreement, ARD covenants to manufacture and furnish the Product exclusively to BioAmber or parties designated by BioAmber subject to QC Release by BioAmber. Furthermore, ARD covenants that it shall in no way apply any aspect of the IP to which ARD may have access in connection with this Agreement in the manufacture of the Product for third parties unless expressly authorised by BioAmber.

7.	PRICE

7.1	The parties agree that, in consideration of the manufacture by ARD of the Product in accordance with the terms of this Agreement, BioAmber will pay to ARD, (i) 50% of the capital investments or equipment leasing required for new unit operations related to improving product quality that is mutually agreed by the Parties in writing, and (ii) the following, for any Product produced by ARD according to the terms of this Agreement, duly approved by BioAmber in accordance with the terms of Sections 9 and 11 and being QC Released by BioAmber (a “Successfully Produced Product”):

7.1.1

For the period from December 1st, 2011 until March 31st, 2012, a fixed price of [***] Euros/MT for Technical Grade Product and [***] Euros/MT for Polymer Grade Product, including all manufacturing and packaging costs, but excluding labor costs;

7.1.2

For the period from April 1st, 2012 until June 30th, 2012, a fixed price of [***] Euros/MT for Technical Grade Product and [***] Euros/MT for Polymer Grade Product (including all manufacturing and packaging costs,

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but excluding labor costs), based on the target usage factors listed in Schedule Y attached hereto related to the manufacture of the Product either in Technical Grade or Polymer Grade and which are broken out into variable and fixed costs (the “Target Usage Factors”);

any change in the unit price of the ingredients listed in the first column of Schedule Y (the “Ingredients”) during the aforementioned period will result in an adjustment (up or down) in the price BioAmber pays ARD, as defined in 7.1.1 and 7.1.2.

Furthermore, any reduction in the labor costs listed for such period in Schedule Z attached hereto will benefit solely to BioAmber;

7.1.3

For the period from July 1st, 2012 until September 30th, 2012, a price calculated in Euros per metric ton of Successfully Produced Product produced by ARD, which price shall be calculated as follows: the average usage factors measured for all batches of Successfully Produced Product produced in an operating mode of three (3) batches per week (any batch produced other than in an operating mode of three (3) batches per week will not be counted) during the period from April 1st, 2012 until June 30th, 2012 (such average may not be higher than the Target Usage Factors indicated in subsection 7.1.2), multiplied by the Ingredients’ unit price then in effect (it being understood that any change in the unit price of such Ingredients will result in an adjustment (up or down) in the price charged to BioAmber), but that any reduction in the consumed quantity of any relevant Ingredient (owing to process, operator or other improvements) necessary for producing the Product shall be shared equally between ARD and BioAmber unless said Ingredient reduction is obtained due to a process expressly imposed on ARD by BioAmber in writing;

7.1.4

For the period from October 1st, 2012 until December 31st, 2012, and for any subsequent periods of three (3) months, a price calculated in Euros per metric ton of Successfully Produced Product produced by ARD, which price shall be calculated as follows: the average usage factors measured for all batches of Successfully Produced Product produced in an operating mode of three (3) batches per week (any batch produced other that in an operating mode of three (3) batches per week will not be counted) during the preceding period of three (3) months (such average may not be higher than the usage factors used to determine the price for the preceding period of three (3) months), multiplied by the Ingredients’ unit price then in effect (it being understood that any change in the unit price of such Ingredients will result in an adjustment (up or down) in the price charged to BioAmber), but that any reduction in the consumed quantity of any relevant Ingredient (owing to process, operator or other improvements) necessary for producing the Product shall be shared equally between ARD and BioAmber, unless said Ingredient reduction is obtained due to a process change expressly imposed on ARD by BioAmber in writing, in which case the reduction shall be for the sole benefit of BioAmber.

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7.1.5	The Parties agree that for the purpose of Sections 7.1.1 to 7.1.4, the price of the Ingredients shall be increased or decreased based on any increase or decrease of the unit price of any of the Ingredients listed in the Schedule Y attached hereto, on the basis of the unit price then in effect, it being understood that ARD hereby undertakes to (i) use its best efforts to purchase any Ingredient listed in Schedule Y at the best available price on the market; and (ii) in the case of specific Ingredients such as raw materials and utilities purchased from affiliates of ARD (e.g. Chamtor and Cristal Union), ARD shall purchase according to the pricing formulas listed in schedule Y; and (iii) to maintain separate accounting for all purchases made on behalf of the Demonstration Plant, including all Ingredients listed in Schedule Y, so that such purchases can be readily audited by BioAmber as per the process defined in this Agreement;

7.1.6	A tolling fee of [***] of the variable and fixed costs (as defined in schedule Y of this Agreement) calculated according to sections 7.1.1 to 7.1.5 will be paid to ARD on a quarterly basis, based on the quantity of Successfully Produced Products produced by ARD during each applicable quarter in Technical Grade or in Polymer Grade;

7.1.7

BioAmber shall pay to ARD one hundred percent (100%) of the labor costs related to the production of the Product, as more fully described in the attached Schedule Z, provided all such employees are hired by ARD. Labor costs shall be capped at an amount of [***], such amount being the total labor costs for the personnel of the Demonstration Plant in the event that the Demonstration Plant is operating at full capacity. Any new hiring of staff will be subject to the prior written consent of BioAmber, it being understood that any increase in labor costs resulting from laws or applicable regulations, as well as a 3% annual increase in employees’ salaries, shall not be subject to BioAmber consent and/or to the labor cost cap as defined hereinabove (it being understood that such labor cost cap may only be increased with respect to potential increase in employees’ salaries that will be applicable from and after July 1st, 2013). Any changes to the labor costs listed in Schedule Z will require the prior written consent of BioAmber, which shall act reasonably taking into account the content of this paragraph;

7.1.8

In the event that the manufacture of Products with the use of the [***] with the purpose of eliminate the Product’s [***] results in additional cost for ARD, then BioAmber agrees that, subject to mutual agreement between ARD and BioAmber with respect to the determination of these additional costs from time to time, BioAmber is

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prepared to pay a maximum additional amount of [***]/MT for any Technical Grade Product produced and of [***]/MT for any Polymer Grade Product produced.

7.2.	ARD will provide BioAmber with a monthly calculation of Usage factors as well as a monthly update of the purchase price of Ingredients.

8.	INVOICES, PAYMENT

8.1	ARD shall submit original invoices to BioAmber in form, substance and format reasonably acceptable to BioAmber, within sixty days following the QC Release of each Products produced during the term of this Agreement. All invoices must reference BioAmber’s Purchase Order number, contain an itemization of the amount of Product provided in connection with the applicable invoice period and any other information reasonably requested by BioAmber, including the invoices received by ARD related to any costs to be borne by BioAmber pursuant to the Agreement, and must otherwise comply with the provisions of this Agreement and such reasonable requirements as may be prescribed by BioAmber from time to time. Invoices shall be addressed as directed by BioAmber.

8.2	BioAmber is to pay any undisputed invoice submitted by ARD concerning the Product within fifteen (15) days of receipt of such invoice. In the event any invoice is disputed the undisputed amount shall be paid immediately. An interest rate equal to the BCE interest rate plus 10 basis points shall automatically apply to any unpaid amounts as required by French law.

9.	DELIVERY

9.1

The Technical Grade Products and Polymer Grade Products ordered by BioAmber through communication of Purchase Orders shall be delivered on behalf and under the sole liability and risk of BioAmber according to ICC Incoterm EXW to the Demonstration Plant and as per the schedule of delivery indicated by BioAmber in the Purchase Order duly approved by ARD (as provided in Section 10 below). It is agreed by the Parties that the liability and risk listed above for both Technical Grade and Polymer Grade products shall only be assumed by BioAmber after it has taken title of ownership, and that title of ownership of the Products shall only pass to BioAmber as from QC Release (as hereinafter defined in Section 11 of this Agreement) according to ICC Incoterm EXW to the Demonstration Plant. The acceptance of the Product and the payment thereof (as provided in Section 8 above), by BioAmber, shall at all times take place under reserve of inspection and approval by BioAmber that shall be completed by BioAmber no later than fifteen (15) business days after having received samples of the quarantined Products (which samples will have been taken by the parties

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according to Schedule V standard operating procedure INS-BIO-A-ECHMOY) and the analytical data from the Demonstration Plant and any analytical data generated by ARD, unless BioAmber avails itself of any of its rights provided in this Section 9.1. During such period, BioAmber shall have the right to perform its own analysis of the Product (it being understood that should BioAmber wish to take additional samples of the Product from the sealed off bags (as provided in this Section 9), in addition to those taken by the parties according to Schedule V standard operating procedure INS-BIO-A-ECHMOY, both Parties will meet to open up the relevant sealed off bags and jointly affix a new seal after the new sample is extracted.) from the sample received as provided for in this section 9. The analytical methods and equipment (including limits of detection) to be used by BioAmber are listed in Schedule U, which may not be modified by BioAmber without the prior written consent of ARD. BioAmber shall have the right to refuse all or part of the Products being analysed in consideration of the fact that the Product does not conform with the Product Specifications. BioAmber may issue reservation and make claims by email with confirmation of receipt sent to ARD within fifteen (15) business days after having received samples of the Products. ARD shall be in position to remedy the reservations and claims at any time within thirty (30) days as of the reception of the above mentioned reservations and claims. ARD shall be responsible for all costs reasonably incurred for supplemental analysis undertaken by ARD or by a third party, unpacking, inspection, repacking and storing of any Product refused by BioAmber by virtue of this Section 9.1 and ARD shall pay such costs upon presentation of documents as proof, provided that BioAmber demonstrates that the Product does not meet Product Specifications. For sake of clarity, should BioAmber avail itself of any of its rights provided in this Section 9.1, the title of ownership and the risk of loss and product liability shall not be transferred to BioAmber and ARD shall thus be responsible for any costs or loss.

The parties agree that, in addition to the average representative samples taken by the parties from each big bag (containing 500 kg of Products) pursuant to the procedure provided in the standard operating procedure INS-BIO-A-ECHMOY, individual samples will be taken by the parties at the same time from each big bag comprised in a lot and will be sent to BioAmber together with the average representative samples. Within the fifteen (15) business days period provided in Section 9.1, BioAmber will analyse, at its discretion, the average representative samples and/or all or part of the individual samples received and will inform ARD of any refusal of all or part of the analysed samples according to the provisions contained in this Agreement.

In the event that BioAmber determines that Products do not conform to the Product Specifications only based on an average representative sample, then the following shall apply:

(i)	BioAmber shall notify ARD according to the provisions contained in this Section 9 (i.e. within fifteen (15) business days after having received the samples for the Products) that the Products do not conform to the Product Specifications;

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(ii)	ARD may request, within forty-eight (48) hours following the date of the notice provided in the preceding Section (i), that BioAmber proceeds with the analysis of all or part of the individual samples corresponding to the big bags refused based on the average representative sample;

(iii)	If ARD has exercised its rights pursuant to the preceding subsection (ii), BioAmber shall proceed with the analysis of the individual samples corresponding to the big bags refused based on the average representative sample and the provisions contained in this Section 9 shall apply with respect to the analysis and review of such individual samples as if they would have been received by BioAmber at the expiry of the forty-eight (48) hours period provided in the preceding subsection (ii), except that the fifteen (15) business days period shall be replaced by a twenty (20) business days period; for clarity, ARD shall reimburse BioAmber for all costs incurred in connection with the analysis of the individual samples for each individual big bag being confirmed as being non conform as a result to such individual analysis being made by BioAmber, which costs shall not exceed [***]/big bag, it being understood that the parties will, in good faith, determine the costs of each test comprised in the analytical methods described in Schedule U attached hereto, and establish a standard cost per test.

For clarity purposes, and without limiting the rights of BioAmber provided in the preceding paragraph, the right to take any additional samples by Bioamber, in addition to those initially sent together with the average representative samples, does not modify the QC Release procedure convened by the Parties under the Agreement, notably with respect to the following items:

a)	within the fifteen (15) business days period provided in Section 9.1, BioAmber shall take/obtain the requested additional samples, analyse them and (as the case may be) inform ARD of any refusal of all or part of the additional analysed sealed off bags (provided ARD’s personnel is reasonably available to open the sealed off bags with a member of BioAmber’s personnel and take the additional samples);

b)	The sealed off bags under additional samples analysis shall be QC Release in compliance with Section 11.3 of the Agreement.

In order to facilitate and accelerate the analysis of the samples of the Products, the parties agree that BioAmber may install in the Demonstration Plant, in a secure location to be agreed upon between the parties, acting in good faith, its own

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equipment in order to be able to proceed with the analysis of the samples of the Products received from ARD in the Demonstration Plant rather than in one of its other facilities. The use of BioAmber’s equipment will be reserved exclusively to BioAmber’s personnel or authorized parties, it being understood that ARD or the jointly designated qualified third party analytical lab could have access to such BioAmber’s equipment, subject to BioAmber’s approval, which shall not be unreasonably refused. If BioAmber elects to do so, the parties will negotiate in good faith a reduction in the analytical fees invoiced by ARD to BioAmber with respect to the Products.

In the event of any disagreement between ARD and BioAmber stemming from the refusal by BioAmber to approve any Product in connection with BioAmber’s right of inspection and approval provided in this subsection 9.1 (with respect to either the average representative samples or any individual samples taken in any particular big bag), ARD and BioAmber agree to jointly designate a qualified independent third party analytical lab who shall proceed with an analysis of the concerned Product and shall determine if such Product is in accordance or not with the Product Specifications. Such third party analytical laboratory shall be, until agreed otherwise by the parties, SGS. The analytical results of such third party, performed in triplicate, shall solely determine whether or not the contested Product meets Product Specifications, and the Parties agree to respect the results generated by the independent third party. The analytical methods and equipment (including limits of detection) to be used by third parties are listed in Schedule U. The parties will agree in good faith on the independent third party labs (e.g. SGS) that will undertake analyses in the event of a disagreement, subject to their having the necessary equipment and capabilities. By decreasing order of preference, said independent third party lab (e.g. SGS) will perform the required analysis (i) in their own laboratory, (ii) in a third party’s laboratory jointly approved by the parties every time a specific analysis can only be performed with said third party’s equipment, (iii) in ARD’s laboratory every time a specific analysis can only be performed with ARD’s equipment or (iv) in BioAmber’s laboratory every time a specific analysis can only be performed with BioAmber’s equipment.

Should the independent party lab (e.g. SGS) ultimately determine that the Products are in conformity with the Product Specifications, then any costs associated with that independent third party lab analysis shall immediately be borne by BioAmber or reimbursed by BioAmber to ARD, as the case may be, and the Product shall automatically be deemed QC Released. Otherwise, all costs associated with the independent third party lab analysis will be borne by ARD and the Product will not be QC Released.

9.2.	If a force majeure event, as defined hereafter, occurs between the receipt of a Purchase Order and the stated date for the delivery of the Product, and if this event prevents delivery within the time period stated in Agreement between the parties, ARD must inform BioAmber immediately by fax or e-mail with confirmation of receipt within 3 (three) business days at the latest as of the occurrence of the force majeure event.

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If ARD does not comply with the provisions stipulated in the preceding paragraph, it shall not be able to rely on any event of force majeure.

9.3.	Neither party may be held liable towards the other for any breach of its obligations hereunder if the sole cause of such breach is a force majeure event.

A force majeure event means an event beyond the control of the party which has not performed its obligation, such as strikes, natural disaster, social unrest, war, unavailability of means of transport, embargo.

The performance of obligations shall resume its normal course as soon as the force majeure event has ceased.

If the force majeure event lasts longer than a period of three months, each party shall have the option of automatically terminating this Agreement without damages due from either side.

10.	PURCHASE ORDER

10.1	ARD shall manufacture the Product as provided in purchase orders received from BioAmber (“Purchase Orders”) with respect to Technical Grade Product and to Polymer Grade Product. ARD shall insure that each order complies with the quantities and dates of shipping indicated in the applicable Purchase Order. It is expressly understood that the terms and conditions of this Agreement along with the quantities of the Product and the dates of shipping indicated in a Purchase Order, will govern the sale of such Product notwithstanding any contradictory, additional or different terms and conditions that may be contained within a Purchase Order, in an acknowledgement, invoice or receipt or any kind of communication between the parties

10.2.	The Purchase Orders for Technical Grade Product and Polymer Grade Product shall be sent to ARD by email with confirmation of receipt. The Purchase Orders must, in particular, mention the quantity and the date of delivery, it being understood that each Purchase Order will be for a quantity of at least One Hundred (100) MT of Product and that, for each Purchase Order, ARD will have the obligation to begin the production of Products relating thereto no later than one (1) month following the date of receipt of each applicable Purchase Order (for clarity, ARD will benefit of a delay of no more than one (1) month before the date of receipt of each Purchase Order and the date of the beginning of the production relating to each such Purchase Order).

10.3.

The delivery dates related to the Purchase Orders are subject to confirmation by ARD, taking into account ARD’s production schedule, work in progress and the availability of raw material. In the event ARD is not able to respect a delivery

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date, the parties will agree to a revised delivery date. The Purchase Orders shall be deemed to have been accepted by ARD if it has not made any written reservations in relation to them within eight (8) business days after the date of the confirmation of receipt of the corresponding email, it being specified that the aforesaid reservations must in any event be formally accepted by BioAmber.

11.	PROPERTY AND RISKS

11.1	Transfer of risks of the Product and the risk involved in the loss of the Product shall be transferred from ARD to BioAmber when the Product is QC Released.

11.2.	Title of ownership shall be transferred from ARD to BioAmber upon QC Release.

11.3.	The Product will be released according to the provisions of this Agreement as soon as any of the following events happens (“QC Release”):

11.3.1. when the fifteen (15) business days delay specified in Section 9.1 of this Agreement is reached but only if during such period BioAmber has not indicated to ARD that it is not satisfied that such Product meets the Product Specifications and/or Packaging Specifications; or,

11.3.2. when prior to the term defined in section 11.3.1 above the Product have been reviewed by BioAmber according to the provisions of section 9 and BioAmber notifies ARD in writing that it is satisfied that such Product meets the Product Specifications and Packaging Specifications.; or,

11.3.3. if BioAmber moves the Products out of the Demonstration Plant without the prior express written consent of ARD.

11.3.4. when according to the provisions of section 9.1 the Product is deemed QC Released (solely if such determination is made by a third party laboratory) or BioAmber notifies ARD in writing of its intention to take the Product despite its non comformity to the Product Specifications.

Upon any of the above event occurrence, the Product will be released from quarantine and BioAmber will assume title of ownership as well as any risk associated with such ownership.

11.4	BioAmber’s personnel will ensure that no Product shall leave BioAmber’s designated warehousing facility within the Demonstration Plant or be delivered to the designated carrier as provided in Section 9.1 prior to having been QC Release and having been closed with seals. BioAmber shall commit to complete the QC process in order to limit as much as possible the amount of quarantined Products inventory.

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11.5	Subject to Section 11.6, and unless otherwise agreed to between the Parties, BioAmber’s employees shall not have access or manipulate any Product not having been QC Released, except in the presence of ARD’s employees and for the purpose of obtaining samples of such Products.

11.6	Notwithstanding the preceding Section 11.5, BioAmber’s employees may have access to Products not having been QC Released, solely in order to move them from the production area of the Demonstration Plant to the warehouse of the Demonstration Plant, provided such Products are in big bags and have been sealed by ARD prior to any manipulation by BioAmber’s employees. It is agreed that by doing so, BioAmber will be deemed to have approved the Packaging Specifications solely related to each such Product being moved by BioAmber’s employees, but for clarity, the transfer of risks and ownership of such product as well as its QC Release shall only occur when the terms and conditions described in Sections 11.1 to 11.4 will be met (except with respect to the Packaging Specifications).

12.	REPRESENTATIONS AND WARRANTIES

12.1	ARD represents and warrants to BioAmber:

12.1.1	That at the time of the QC Release, ARD will be the sole owner of the Product and that the said Product will be free of any lien, will not be liable to seizure or garnishment and will not be subject to any right or claim from third parties. That the Products, when delivered to BioAmber, will comply with the Product Specifications, the Packaging Specifications and have been produced in compliance with the standard operating procedures and master batch records attached hereto as Schedule V, in addition to any other requirement, terms and conditions as provided for in this Agreement.

Notwithstanding the preceding, in the event that BioAmber imposes a decision that ARD does not agree with related to the Product Specifications, the Packaging Specifications, the standard operating procedures and/or the master batch records of any Product to be manufactured by ARD in connection with this Agreement, and ARD notifies BioAmber of its objection in writing, indicating the reasons for its objection, then, if ARD has complied with all applicable standard operating procedures and master batch records and fulfilled its obligations under this Agreement, subject to all applicable laws, ARD shall not have any liability under this section 12.1.1 in the event that the concerned Product, when delivered to BioAmber, does not comply with the Product Specifications or the Packaging Specifications, if such non compliance is the result of the decision imposed by BioAmber.

12.1.2	Subject to the provisions of 12.1.3, that it has obtained all the insurances, permits and authorizations required for the purpose of manufacturing and packaging the crystalline succinic acid as required by law subject to any assistance BioAmber might provide with this respect.

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12.1.3	With respect to REACH, all costs related to registration shall be borne by BioAmber, but ARD will provide any reasonable assistance to BioAmber in connection with such registration;

12.1.4	That it has all the powers as required by law to sign this Agreement, to exercise its own rights and to comply with the obligations resulting from this Agreement, and is not a party to any contract whereby it would be prohibited from being a party to this Agreement.

12.2.	BioAmber represents and warrants to ARD that it has all the powers as required by law and has determined with appropriate legal assistance that it is authorized to sign this Agreement, to exercise its own rights and to comply with the obligations resulting from this Agreement, and is not a party to any contract whereby it would be prohibited from being a party to this Agreement.

13.	INDEMNITY

13.1	ARD shall hold BioAmber free of any direct damage, costs (including reasonable legal and adjustment costs), losses and claims that BioAmber would have to pay relating, directly to:

13.1.1	The failure by ARD to fulfill or meet any obligation, engagement, representation or warranty as stipulated in this Agreement.

For the avoidance of doubt, this article 13 does not apply to any claim made pursuant to 9.1 when ARD has remedied the reservation and claims made by BioAmber in accordance with section 9.1 of this Agreement.

13.1.2	Any direct damages or material losses resulting from any Product ARD produces which is not in compliance with the standard operating procedures and master batch records attached hereto as Schedule V or resulting from gross negligence on the part of ARD or the obvious failure of ARD to comply with the Product Specifications or the Packaging Specifications at the time such Product was produced.

No party shall, in any case, be liable to the other party for any indirect consequential, consecutive, pecuniary and/or punitive damages suffered by such other party upon execution of the Agreement.

13.1.3	The amount of the indemnification for which ARD may be liable with respect to any damage suffered by BioAmber will be calculated after deducting, if any, the amount of any benefit received by BioAmber from an insurance company on direct account of the damages giving rise to the claim.

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The amount of the indemnification for which ARD may be liable with respect to any damage suffered by BioAmber will be calculated after deducting, if any, the amount of the benefit resulting from an immediate tax savings benefiting to BioAmber as a result of the tax deductibility of said damages.

13.1.4	ARD shall not be liable under this Article 13 unless a Claim Notice has been given at the latest by the first anniversary date following the occurrence date of the event giving rise to the Claim under this Section 13 at which this Agreement is terminated.

BioAmber may give notice of a Claim against ARD under this Article 13 (a “Claim Notice”) during the applicable claim period set out in this article 13.1.4.

Once BioAmber has become aware of events that are likely to give rise to Claims under this article 13, BioAmber must give notice of such Claims within 20 (twenty) Business Days from the date at which BioAmber has become aware of the events that were likely to give rise to such Claim. Failure to provide such Claim Notice within such time period will not operate to relieve ARD of any liability for such claim.

ARD shall be deemed to accept any Claim made by BioAmber and shall be liable to indemnify BioAmber Party for the amount of damages requested in such Claim (subject to the limitations set out in this article 13) unless ARD have given BioAmber a notice within 30 days following the Claim Notice substantially evidencing that ARD is not in breach. For the avoidance of doubt, shall ARD not reply within 30 days, this lack of reply shall be regarded as an acceptance of the Claim by ARD. If the notice to BioAmber following the Claim Notice is not given within 30 days or if said notice does not substantially evidence that ARD is not in breach, BioAmber shall be entitled to ask to ARD for payment of the indemnities within twenty (20) business days as from the expiration of the above 30-day period.

Parties shall in good faith discuss any and all Claims with a view to reaching agreement on whether and to what extent ARD is liable for the damage.

If ARD and BioAmber are unable to reach agreement within a period of two (2) months on the amount of the damage to be indemnified by ARD, each party shall be free to exercise any available remedies pursuant to the applicable law, subject to Section 22.9.

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13.1.5	The liability cap for ARD under this Article 13 shall be limited, for each batch or each lot of ten (10) metric tons of Product, to the amount of the corresponding payment made by BioAmber to ARD (related variable costs, fixed costs, labour costs and tolling fees), and, annually, to 20 % of the turn-over excluding taxes realised by ARD with BioAmber, excluding any situation of gross negligence or wilful misconduct on the part of ARD.

13.2.	BioAmber and/or BioAmber US shall hold ARD free of any direct damage, costs (including reasonable legal and adjustment costs) or losses and claims that ARD would have to pay relating directly to:

13.2.1.	The failure by BioAmber to fulfill or meet any obligation, engagement, representation or warranty as stipulated in this Agreement;

13.2.2.	Any bodily injury (including death) or moral prejudice sustained by a person and/or any damages or material losses in connection with the Product resulting from gross negligence on the part of BioAmber.

13.2.3.	The provisions of the above subsections 13.1.3 to 13.1.5 shall apply to this section 13.2, mutatis mutandis.

14.	RECALL OF THE PRODUCT

14.1	In the event of a recall of the Product initiated by BioAmber, whether voluntarily or because of an order from competent authorities, BioAmber shall be solely responsible for the organization, execution and costs of the recall unless ARD’s gross negligence is demonstrated, in which case ARD shall be solely responsible for the organization, execution and costs of the recall. In case of a shared responsibility so declared by an expert, such responsibility shall be borne by each party in its relevant proportion.

15.	INSPECTION, RECORDS, AUDIT AND REPORTS

15.1	BioAmber, its representatives or agents shall have the right to access at all time the installations of ARD in relation to the manufacturing of the Product to make sure that the Product is manufactured according to the terms and conditions of this Agreement. Samples can be taken from time to time for the purpose of laboratory evaluation independently of the Demonstration Plant and ARD analytical labs. Such independent analyses will be paid solely by BioAmber, subject to the provisions of Section 9.1.

15.2.	ARD will keep records for at least five (5) years showing the Product manufactured pursuant to this Agreement and more generally, in sufficient detail to allow BioAmber to audit the compliance of ARD’s obligations under the terms of this Agreement. ARD will permit BioAmber, its representatives or agents to obtain a copy of such records.

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15.3.	Twice per calendar year until the term of this Agreement is reached, including Renewal Options, or until termination of this Agreement, BioAmber shall have the right, upon ten (10) days’ notice to ARD, to audit during regular business hours, those records deemed by the auditor to be reasonably necessary to audit the compliance by ARD of its obligations provided in this Agreement If any such audit reveals that ARD has not complied with its obligations provided in this Agreement and/or that BioAmber has overpaid any amount contemplated hereunder, then, without limiting any other rights BioAmber may have, subject to the limitations provided in this Agreement, ARD shall immediately (i) reimburse BioAmber’s reasonable expenses incurred in conducting the audit, and (ii) promptly reimburse BioAmber with respect to any such overpaid amount.

15.4.	ARD hereby undertakes to provide BioAmber, on a weekly basis, with a production report containing all relevant information reasonably requested by BioAmber with respect to the activities performed in the Demonstration Plant during the preceding week, it being understood that the content of such report will be agreed upon between the Parties on an ongoing basis.

16.	TERM

16.1	This Agreement shall enter into force as of the Effective Date and shall remain in effect until June 30, 2013, unless earlier terminated in accordance with other provisions of this Agreement or unless prorogated by the parties or renewed pursuant to the terms of Section 16.2.

16.2

This Agreement shall be renewable, at the option of Bioamber, for three (3) successive periods of six (6) months (each, a “Renewal Option”), being from July 1st, 2013 until December 31st, 2013, from January 1st, 2014 until June 30th, 2014, from July 1st, 2014 until December 31st, 2014, (each, a “Renewed Term”).

In order to exercise a Renewal Option, BioAmber shall notify ARD accordingly, in writing, at the latest on February 15, 2013 for the first Renewal Option and at least six (6) months prior to the beginning of the applicable Renewed Term for any subsequent Renewal Options.

Prior to the beginning of each Renewed Term, BioAmber will determine the portion of such Renewed Term during which BioAmber will have the exclusive use of the Demonstration Plant (60% of the total production capacity of the Demonstration Plant), subject to the provisions of Section 1.2, and will notify ARD of same, it being understood that each period reserved by BioAmber will be for at least four weeks, provided that the minimum time between two separate periods reserved to BioAmber shall be three weeks. For the sake of clarity, during

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each Renewed Term, ARD will be free to use the remaining periods corresponding to 40% of the total production capacity of the Demonstration Plant for any other activities, subject to the Confidentiality and Non-Competition Agreement entered into with BioAmber.

The other terms and conditions applicable during each Renewed Term shall be identical to those applicable during the initial term of this Agreement, except for the following:

(i)

During the first Renewed Term (being from July 1st, 2013 until December 31st, 2013), BioAmber shall have the benefit of 60% of the total production capacity of the Demonstration Plant, shall therefore not pay more than 60% of the labor costs associated with the operation of the Demonstration Plant during such period, and shall pay ARD the sum of [***] for 50% of the depreciation related to its use of the Demonstration Plant, payable in equal monthly instalments. BioAmber shall also pay ARD for maintenance costs related to the proportion of BioAmber’s use of the plant. A tolling fee of [***] will be applied to the sum of the depreciation fees and maintenance fees invoiced to BioAmber;

(ii)	During each of the two subsequent Renewed Terms, BioAmber shall have the benefit of 60% of the total production capacity of the Demonstration Plant, shall therefore not pay more than 60% of the labor costs associated with the operation of the Demonstration Plant during such periods, and shall pay ARD the sum of [***] for 100% of the depreciation related to its use of the Demonstration Plant. BioAmber shall also pay ARD for maintenance costs related to the proportion of BioAmber’s use of the plant, payable in equal monthly installments. A tolling fee of [***] will be applied to the sum of the depreciation fees and maintenance fees invoiced to BioAmber.

17.	TERMINATION

17.1	This Agreement may be terminated as provided below, upon the occurrence of any of the following events:

17.1.1

If the cumulative levels of the usage factors required for the production of crystalline succinic acid remain higher, after June 30th, 2011, than the Target Usage Factors listed in Schedule Y upon execution by the Parties, BioAmber may solely terminate this Agreement without damages by giving written notice to this effect to ARD.

17.1.2	If a party to this Agreement becomes insolvent, assigns its assets to its creditors, initiates a liquidation of its assets, files for bankruptcy or if a petition for bankruptcy is filed against it, the other party may immediately terminate this Agreement.

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17.1.3	ARD, BioAmber and BioAmber US hereby agree that ARD shall be entitled to terminate, immediately and without damages, this Agreement in case the validity, patentability, enforceability and/or non-infringement of the IP which is licensed by BioAmber and/or BioAmber US to ARD to perform this Agreement, is challenged by a third party non-affiliated with ARD or any of its Affiliates and that a final judgment is issued by a court confirming such third party’s allegation of infringement.

BioAmber US, BioAmber and their Affiliates hereby agree to hold harmless and indemnify ARD, ARD’s direct and indirect subsidiaries, affiliated entities and corporations, against any and all damages, liabilities, losses, costs and expenses (including attorneys’ fees and expenses), arising out of any above mentioned challenge of the IP which is licensed by BioAmber and/or BioAmber US to ARD to enable ARD to perform this Agreement.

17.1.4	If a party infringes or fails to respect any of the terms, clauses, conditions or stipulations of this Agreement, the other party may terminate this Agreement by giving written notice of such default and provided that such default has not been cured within thirty (30) days from receipt of the notice.

18.	OBLIGATION OF THE PARTIES AT THE TERMINATION OF THE AGREEMENT

Following the termination of this Agreement:

18.1	ARD shall finish in an expeditious manner any Purchase Order in which the manufacturing, processing and/or packaging of the Product has begun. After completion of any such order, ARD will stop all such manufacture, processing and/or packaging of the Product.

18.2.	BioAmber will pay to ARD all Purchase Orders that have been completed and delivered to BioAmber or its customers, under reserve of the rights of BioAmber as provided for in Section 9.1.

18.3.	ARD will immediately deliver to BioAmber, at the latter’s cost, all the QC Release Product in inventory, any in process materials related to the Product and all BioAmber Packing Materials.

19.	INSURANCE

19.1	ARD and BioAmber shall, and shall cause their respective Affiliates to, have and maintain such type and amounts of liability insurance covering the performance of this Agreement as it is normal and customary in this industry generally for parties similarly situated, and shall upon request provide the other Party with a coverage certificate in that regard, along with any amendments and revisions thereto.

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20.	RESEARCH AND DEVELOPMENT / INTELLECTUAL PROPERTY

20.1	ARD acknowledges that all work, receipts, specifications, lists of ingredients, reports, documents, improvements or other original works relating directly or indirectly to the BioAmber Technology and the Products, as well as all intellectual property rights and trade secrets related to the BioAmber Technology and the Products, are the exclusive property of BioAmber. ARD agrees expressly to abstain from claiming rights with regards to the intellectual property, including, but not limited to, moral rights whenever applicable, and to abstain from using such property, including, but not limited to, all trade secrets, process improvements and process modifications developed by either party over the term of this Agreement, without written authorization from BioAmber.

20.2.	ARD acknowledges and agrees that BioAmber shall be the owner of all improvements, modifications and applications to and of the BioAmber Technology and the Products developed by ARD (the “ARD Improvements”) only to the extent that they relate to succinic acid, including, but not limited to the right to file any patent on such ARD Improvements. During the term of this Agreement, ARD shall be granted a non-exclusive, worldwide royalty-free license to all ARD Improvements, solely for the purposes of this Agreement, and ARD shall be granted a non-exclusive, worldwide royalty free license to any and all ARD Improvements outside the field of succinic acid. ARD shall provide to BioAmber a written notice of all ARD Improvements, in such detail as BioAmber may reasonably request. Upon termination or expiration of this Agreement, the license granted to ARD pursuant to this Section 20.2 shall terminate immediately.

20.3.	Undertakings and covenants of BioAmber with respect to any intellectual property rights required for the performance of this Agreement granted under this Agreement.

20.3.1. BioAmber and BioAmber US or any of the successors of their business shall grant to ARD a non-exclusive, worldwide, free license to any intellectual property rights (“IP”) required for ARD to perform this Agreement.

20.3.2. Warranties:

Subject to sections below, BIOAMBER AGREES TO DEFEND, INDEMNIFY AND HOLD ARD HARMLESS FROM AND AGAINST ANY AND ALL OUT-OF-POCKET COSTS, DAMAGES AND LOSSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEY’S FEES AND COSTS) ARISING OUT OF OR RESULTING FROM THIRD PARTY CLAIMS BASED ON ALLEGED INFRINGMENT OF ANY OF THE BIOAMBER’S INTELLECTUAL PROPERTY LICENSED TO ARD PURSUANT TO SECTION 20.3.1 HEREOF INCLUDING THE CONSEQUENCES TRIGERRED BY THE CONSEQUENT TERMINATION OF THE AGREEMENT.

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SPECIAL DAMAGES. EXCEPT IN CIRCUMSTANCES OF GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT BY A PARTY OR ITS AFFILIATES , NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER FOR SPECIAL, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES THAT MAY BE INCURRED PURSUANT TO THIS AGREEMENT OR PERFORMANCE HEREUNDER.

HEALTH AND SAFETY. BIOAMBER WARRANTS OR GUARANTEES THAT THE EXERCISE OF THE RIGHTS GRANTED PURSUANT TO THIS AGREEMENT AND THE USE OF ANY PRODUCTS MADE PURSUANT TO THE PRACTICE OF SUCH RIGHTS WILL NOT RESULT IN SAFETY OR HEALTH HAZARDS TO WORKERS, THE ENVIRONMENT, OR TO PURCHASERS OF SUCH PRODUCTS.

INDEMNIFICATION BY BIOAMBER. SUBJECT TO ARD LIABILITY AS MANUFACTURER ON BEHALF OF BIOAMBER AND UNDER BIOAMBER INSTRUCTIONS, BIOAMBER HAS SOLE DISCRETION AND RESPONSIBILITY FOR ITS DESIGN, MAKING, MANUFACTURE, AND SALE OF PRODUCTS PURSUANT TO THIS AGREEMENT. ACCORDINGLY, TO THE EXTENT PERMITTED BY THE LAW OF FRANCE, OR ANY OTHER LAW APPLICABLE, BIOAMBER SHALL INDEMNIFY, DEFEND, AND HOLD ARD AND ITS AFFILATES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, OBLIGATIONS, CAUSES OF ACTION, LIABILITY, COSTS AND DAMAGES (INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, AWARDS FOR DAMAGES, ATTORNEY FEES, COURT COSTS, INTEREST, PENALTIES, ETC), INJURIES TO PERSONS (INCLUDING DEATH) OR PROPERTY (INCLUDING, WITHOUT LIMITATION, LOSS OF USE), PRODUCT LIABILITY CLAIMS, CLAIMS FOR IP INFRINGEMENT AND CLAIMS FOR DAMAGE TO THE ENVIRONMENT (COLLECTIVELY, “LIABILITIES”), WHATEVER THE CAUSE MAY BE, BASED UPON, ARISING OUT OF, OR RELATED TO THE ACTS OR OMISSIONS OF BIOAMBER AND ITS AFFILIATES AND/OR ANY OF THEIR EMPLOYEES, OFFICERS, EMPLOYEES, AND CONSULTANTS, SUBLICENSEES OR OTHER PERSONS ACTING ON THEIR BEHALF OR UNDER THEIR CONTROL, IN CONNECTION WITH BIOAMBER’S EXECUTION, DELIVERY AND PERFORMANCE OF, OR FAILURE TO PERFORM, THIS AGREEMENT, EXCLUDING LIABILITIES ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ARD, SUCH LIABILITIES HAVING BEEN OR NOT ESTABLISHED IN A COURT OF LAW AS HAVING BEEN CAUSED SOLELY AND DIRECTLY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ARD.

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INDEMNIFICATION BY ARD. TO THE EXTENT PERMITTED BY THE LAW OF FRANCE, OR ANY OTHER LAW APPLICABLE, AND TO THE EXTENT THE FOLLOWING PROVISIONS ARE NOT CONTRADICTORY TO THE PROVISIONS OF SECTIONS 13.1 OF THIS AGREEMENT, ARD SHALL INDEMNIFY, DEFEND, AND HOLD BIOAMBER AND ITS AFFILATES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, OBLIGATIONS, CAUSES OF ACTION, LIABILITY, COSTS AND DAMAGES (INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, AWARDS FOR DAMAGES, ATTORNEY FEES, COURT COSTS, INTEREST, PENALTIES, ETC), INJURIES TO PERSONS (INCLUDING DEATH) OR PROPERTY (INCLUDING, WITHOUT LIMITATION, LOSS OF USE), AND CLAIMS FOR DAMAGE TO THE ENVIRONMENT (COLLECTIVELY, “LIABILITIES”), WHATEVER THE CAUSE MAY BE, BASED UPON, ARISING OUT OF, OR RELATED TO THE ACTS OR OMISSIONS OF ARD AND ITS AFFILIATES AND/OR ANY OF THEIR EMPLOYEES, OFFICERS, EMPLOYEES, AND CONSULTANTS, SUBLICENSEES OR OTHER PERSONS ACTING ON THEIR BEHALF OR UNDER THEIR CONTROL, IN CONNECTION WITH ARD’S EXECUTION, DELIVERY AND PERFORMANCE OF, OR FAILURE TO PERFORM, THIS AGREEMENT, NAMELY IN CONNECTION WITH ARD’S MANUFACTURE OF PRODUCTS PURSUANT TO THE TERMS OF THIS AGREEMENT, EXCLUDING LIABILITIES ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BIOAMBER, SUCH LIABILITIES HAVING BEEN OR NOT ESTABLISHED IN A COURT OF LAW AS HAVING BEEN CAUSED SOLELY AND DIRECTLY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF BIOAMBER.

21.	CONFIDENTIALITY

21.1

The parties hereby agree to treat the transactions contemplated hereby and all information received in connection therewith in the strictest confidence and more particularly, ARD hereby agrees to comply will all provisions of the Confidentiality and Non-competition Agreement signed by ARD and effective as of July 1st, 2010, and BioAmber US hereby agrees to comply will all provisions of the Confidentiality Agreement signed by BioAmber US and effective as of July 1st, 2010.

22.	GENERAL PROVISIONS

22.1

Entire Agreement. This Agreement, together with its schedules T, U, V, W, X, Y and Z, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understanding or agreement between the parties hereto with respect to the subject matter hereof, including the Initial Toll Manufacturing Agreement which shall be replaced and superseded by this Agreement from and after December 1st, 2011.

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22.2	Further Assurances. Each party shall at any time and from time to time, upon the request of the other party(ies), execute and deliver such further documents and do such further acts and things as the other party(ies) may reasonably request to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement.

22.3	Headings. The section and paragraph headings contained in this Agreement are for the purposes of convenience only and are not intended to define or limit the content of any section or paragraph.

22.4	Notice. Any notice pursuant to this Agreement shall be in writing and shall be deemed given (a) if by hand delivery, upon receipt thereof, (b) if by facsimile transmission, upon electronic confirmation thereof, (c) if by electronic mail, upon receipt of confirmation electronic mail message, if promptly followed by a confirmation copy registered mail, return receipt requested, or (d) if by internationally recognized courier delivery service (such as Federal Express), upon such delivery. All notices shall be addressed (or such other address as either Party may in the future specify in writing to the other) to each concerned party at the addresses mentioned below:

22.4.1	for ARD:

Mr. Yvon Le Henaff, Directeur Général

Agro Industrie Recherches et Développements, S.A.

Route de Bazancourt

F-51110, Pomacle, France

E-Mail: [***]

Fax: (33).3.26.05.42.89

With a copy to:

Mr. Xavier DONNENFELD

Service Juridique

2, Rue Clément Ader

51100, Reims

E-Mail: [***]

Fax: 0033(0) 326 78 64 15

22.4.2	for BioAmber:

Mr. Jean-François Huc, President

BioAmber S.A.S.

1250 Rene-Levesque West, Suite 4110

Montreal, Quebec, Canada

H3B 4W8

E-Mail: [***]

Fax: (514) 844-1414

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With a copy to:

Mr. Thomas Desbiens

Boivin Desbiens Senécal, g.p.

2000, McGill College Avenue, Suite 2000

Montreal, Quebec, Canada

H3A 3H3

E-Mail: [***]

Fax: (514) 844-5836

22.5	Assignment. ARD and BioAmber may assign their rights or their obligations in this Agreement without the prior written consent of BioAmber or ARD, as applicable, provided that (a) ARD or BioAmber is in position to evidence in a satisfactory manner to ARD or BioAmber, as applicable, that (i) the beneficiary of the rights and obligations has the financial capacity to fully comply with all the terms of this Agreement as they apply to ARD, (ii) the beneficiary is not a, direct or indirect, competitor of ARD or of BioAmber and that (iii) the third party shall be bound by all the conditions, covenants and warranties of the Agreement and (b) ARD is in position to evidence in a satisfactory manner to BioAmber that the beneficiary of the rights and obligations has the ability to produce the Products and comply with the terms of this agreement.

22.6	Schedule and Preliminary Statements. The schedules attached hereto and the Preliminary Statements are hereby fully incorporated herein by this reference.

22.7	Amendment. No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all parties hereto.

22.8	Costs and Expenses. Each party shall bear its own costs and expenses in connection with the negotiation of this Agreement and the transactions contemplated by this Agreement.

22.9	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of France. Any disputes arising out of, relating to, or in connection with this Agreement, including notably any question regarding its existence, validity, interpretation, performance, non-performance or termination, shall be referred to a mediation administered by the Center for Mediation and Arbitration of Paris (CMAP). In case of failure to reach an agreement in the framework of this mediation, each party will be free to bring an action before the courts of France, in the district of Paris, which shall have exclusive jurisdiction.

22.10	Publicity. Press Releases, Disclosures and Public Announcements. Each party hereby undertakes not to issue any press release or other publicity materials, or

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make any public presentation with respect to the terms or conditions of this Agreement without the prior written consent of the other parties (such consent not to be unreasonably withheld or delayed).

22.11	Specific Performance. The parties hereof acknowledge that monetary damages may not be an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, in a court of competent jurisdiction, apply for specific performance or injunctive or other relief as the court may deem just and proper in order to enforce this Agreement or to prevent violation hereof. To the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

22.12	Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one in the same instrument. This Agreement and all other agreements, certificates, documents and instruments furnished in connection herewith or therewith may be delivered by means of an exchange of executed documents by facsimile or as an attachment in “pdf” or similar format to an electronic mail message.

22.13	Extraordinary Provisions. Given that this Agreement is signed as of the Signature Date, but with an effective date as of the Effective Date, the parties hereby agree to the following with respect to certain matters having occurred since the Effective Date:

22.13.1	BioAmber will pay to ARD, within five (5) business days following the Signature Date, any outstanding amount due by BioAmber to ARD (based on the terms provided in this Agreement) in connection with any invoices for any Successfully Produced Products produced by ARD since the Effective Date, which have been specifically QC Released by e-mail or in writing by BioAmber ; BioAmber will proceed with the purchase, within five (5) business days following the Signature Date, of the batches #120909, 120910, 120911, 120912, 120913, 120914, 120915, 121001, 121003, 121004, 121005 (corresponding to Technical Grade Products), and will pay ARD the amounts due in connection with such Products according to the terms of this Agreement, it being understood that such batches are accepted by BioAmber and thus QC Released, and therefore, BioAmber will take possession of such batches according to the terms of this Agreement;

22.13.2	BioAmber will pay to ARD, within five (5) business days following the Signature Date, any outstanding amount due by BioAmber to ARD in connection with Section 7.1.7 (labor costs) not already paid, except that the total amount due by BioAmber to ARD pursuant to such Section 7.1.7 until the Signature Date shall be reduced by an amount equal to fifty percent (50%) of all labor costs incurred by ARD pursuant to Section 7.1.7 of this Agreement for the period between October [1], 2012 and December [1], 2012;

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22.13.3	ARD will reprocess, at its costs, as soon as reasonably possible following the Signature Date, any Products having been manufactured by ARD since the Effective Date, which have not been QC Released at least due to the fact that the level of [***] contained therein was higher than the maximum level provided in the Product Specifications (being all batches produced since the Effective Date, other than the batches referred to in Section 22.13.1 and 22.13.4), and once reprocessed, ARD will submit to BioAmber samples of such Products and the provisions contained in Section 9 and 11 related to the analysis and release of such reprocessed Products will apply accordingly as if such Products were ordered by BioAmber pursuant to a Purchase Order accepted by ARD (the 15 business days period will begin at the date of receipt by BioAmber of the samples of such reprocessed Products); once and if QC Released, BioAmber will pay to ARD the purchase price applicable to Technical Grade Products for such Products as provided in Section 7 of this Agreement;

22.13.4

ARD will send to BioAmber, as soon as reasonably possible following the Signature Date, samples of any Products having been manufactured by ARD since the Effective Date, which have not been QC Released but not due to the fact that the level of [***] contained therein was higher than the maximum level provided in the Product Specification (being batches #120603, 120904 and 120908), and BioAmber will reanalyze such Products by using the analytical methods provided in Schedule U attached hereto; the provisions contained in Section 9 and 11 related to the analysis and release of Products will apply to such reanalyzed Products as if such Products were ordered by BioAmber pursuant to a Purchase Order accepted by ARD (the 15 business days period will begin at the date of receipt by BioAmber of the new samples of such Products), it being understood that specifically for such three (3) batches, the value of the acceptable level of [***] will be adjusted to take into account the variation between the analytical methods attached hereto as Schedule U and those that were used in connection with the determination of the Product Specifications; for clarity, if any such reanalyzed Products do not meet the Product Specifications following the reanalyze performed by BioAmber, ARD will reprocess, at its costs, as soon as reasonably possible, any such Products that failed to meet the Product Specifications, and ARD will re-submit to BioAmber samples of such Products after such reprocessing and the provisions contained in Section 9 and 11 related to the analysis and release of such reprocessed Products will apply accordingly as if such Products were ordered by BioAmber pursuant to a Purchase Order accepted by ARD (the 15 business days period will

* Confidential Treatment Requested

begin at the date of receipt by BioAmber of the samples of such reprocessed Products); once and if QC Released, BioAmber will pay to ARD the purchase price applicable to Technical Grade Products for such Products as provided in Section 7 of this Agreement;

22.13.5	BioAmber undertakes to issue Purchase Orders, for a quantity of at least [***] MT but not more than [***] MT of Technical Grade Products (excluding the Products described in Sections 22.13.1, 22.13.3 and 22.13.4), as soon as possible following the Signature Date, but in any event BioAmber will issue such Purchase Orders in order to allow ARD to be reasonably able to complete the manufacture of such Products by no later than June 30, 2013, and ARD hereby agrees to accept such Purchase Orders provided they are in conformity with this Agreement; however, in the event that ARD is not able to complete the manufacture of such Products at the latest on June 30, 2013, and that this Agreement is not renewed by BioAmber pursuant to the first Renewal Option, then ARD undertakes to complete the manufacture of such Products, until they are QC Released, even if the Agreement is terminated;

22.13.6	BioAmber and ARD hereby agree that the purchase price to be paid by BioAmber to ARD in connection with the Products to be ordered pursuant to Section 22.13.5 ([***] MT of Technical Grade Products) shall be reduced, in the aggregate, by an amount equal to [***], which special discount shall be equally applied to Successfully Produced Products resulting for such orders;

22.13.7	For any Products to be ordered by BioAmber from and after the Signature Date (including the products to be ordered pursuant to Section 22.13.5, but excluding, for clarity, any Products referred to in Sections 22.13.1, 22.13.3 and 22.13.4), BioAmber will pay an additional fee to ARD corresponding to the cost incurred by ARD for [***] in connection with the manufacture of such Product, it being understood that such additional fee shall be [***] of Product and shall be adjusted in good faith by the parties according to the actual cost resulting from such [***];

22.13.8	The parties may reasonably adjust the [***] limits provided in the Product Specifications based on the results of the analysis made with the analytical methods described in Schedule U attached hereto compared to the analytical methods that were used in connection with the determination of the Product Specifications.

* Confidential Treatment Requested

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date mentioned in the preamble of this Agreement.

AGRO INDUSTRIE RECHERCHES ET DÉVELOPPEMENTS S.A.

/s/ Yvon Le Henaff
By:	Yvon Le Henaff
Title:	Directeur Général

BIOAMBER S.A.S.

/s/ Jean-François Huc
By:	Jean-François Huc
Title:	President

BIOAMBER INC.

/s/ Jean-François Huc
By:	Jean-François Huc
Title:	President

* Confidential Treatment Requested

SCHEDULE T

PACKAGING SPECIFICATIONS

See attached documents

Bio-Based Succinic Acid

Batch # :

Big-Bag # :

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-827-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	2

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-827-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	3

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-827-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	4

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

XI	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	5

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	6

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	7

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	8

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

XI	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	9

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	10

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	11

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

XI	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	12

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	13

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	14

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	15

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	16

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-827-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	17

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	18

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-300-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :	120601

Big-Bag # :	19

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

Bio-Based Succinic Acid

Batch # :

Big-Bag # :

Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

Xi	Irritant
R41	Risk of serious damage to the eyes
H318	Can cause serious damage to the eyes
P280	Wear protective gloves / protective clothing / protective equipment for eyes and face.
P305+P351+P338	IN CASE OF CONTACT WITH THE EYES: rinse carefully with water for several minutes. Remove contact lenses if the victime is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately.

For Hazardous Materials [or Dangerous Goods] incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-527-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

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Bio-Based Succinic Acid

Batch # :
Big-Bag # :	FINE & REFUS
Net Weight :	kg

Storage: in unopened original packaging in a dry place

Shelf-life: one year after production date if stored in unopened packaging in dry place

H318	Can cause serious damage to the eyes.
P280	Wear protective gloves/protective clothing/protective equipment for eyes and face.
P305 + P351	+ P338 IN CASE OF CONTACT WITH THE EYES: Rinse carefully with water for several minutes. Remove contact lenses if the victim is wearing them and if they can be removed easily. Continue rinsing.
P310	Call a POISON CENTRE or doctor immediately

For Hazardous Materials [or Dangerous Goods) incidents

Spill, Leak, Fire, Exposure, or Accident

Call CHEMTREC Day or Night

Within USA and Canada: 1-800-424-9300

Outside USA and Canada: +1 703-627-3887 (collect calls accepted)

France: + 33 (9) 75 18 14 07

Orfila: +33 (0) 1-4542-5959

BioAmber S.A.S.

Route de Pomacle

51110 BAZANCOURT

France

Tel: +33 (0)3 26 89 48 90

* Confidential Treatment Requested

SCHEDULE U

ANALYTICAL METHODS AND EQUIPMENT

l.	The metals results were determined utilizing [***]

2.	The mercury results were determined utilizing [***]

3.	The succinic acid assay and residue on ignition were determined per [***]

4.	Glucose is currently run through [***]

[***]

BioAmber has received similar equipment and will be setting up to run this assay internally by a similar validated method.

5.	UV-Vis – SUC-108-99

6.	Moisture – SUC-115-99

7.	pH – SUC-105-99

8.	Melting Point – SUC-104-99

9.	Lactic Acid – SUC-122-02

10.	Acetic and Fumaric Acid – SUC-123-02

11.	Total Nitrogen – SUC-117-99

12.	Sulfate – [***]

13.	Total Chloride - [***]

14.	Phosphate – SUC-114-99

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SCHEDULE V

STANDARD OPERATING PROCEDURES AND MASTER BATCH RECORDS

Référence	Révision	Titro	Miso an appli
[*** 2 pages omitted]

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SCHEDULE W

PRODUCT SPECIFICATIONS

BIOAMBERPRODUCTSPECIFICATION

	TechnicalGrade	PolymerGrade

Titration	[***]	[***]
Moisture
MeltingPoint
pH
Color (Visual Test)
Odor
Black specks

ResidueonIgnition
Lead(Pb)Arsenic
Iron

Cadmium
Mercury

Bio-carbon

Lactic
Acetic
Fumaric

Glucose
TotalNitrogen
Sulfate
Phosphate
TotalChloride

UV270abs

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SCHEDULE X

PROCESS DIAGRAM TG

ARD	Bio Demo	Process Diagram TG	BioAmber

[*** 3 pages omitted]

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SCHEDULE Y

TARGET USAGE FACTORS

[***]

The parties recognize that the costs as indicated in the above chart are only for information purpose as their amount will fluctuate, subject to the terms of the Agreement.

The parties agree that any purchase by ARD of any of the following Ingredients will be made according to the following parameters:

(i)	any purchase of steam will be made by ARD according to the formula attached hereto as schedule Y.2;

(ii)	any purchase of glucose from the Chamtor Group or any of its associated entities will have to be made according to terms and conditions negotiated and agreed to by BioAmber, and in the event that BioAmber does not agree with such terms and conditions, BioAmber may request ARD to purchase glucose from any other supplier designated by BioAmber from time to time;

(iii)	any cost associated with wasted water and the purchase of compressed air, reverse osmosis water, sulphuric acid and ammonia will have to be according to the terms and conditions of the agreements in effect from time to time between ARD and the Chamtor Group, a copy of which will be provided to BioAmber.

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Schedule Y.2

DETERMINATION OF THE COST OF STEAM

Basis of calculation	Example
[***]	[***]

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SCHEDULE Z

LABOR COSTS

	Base salary	Benefits	Social security	Total
	Annual		Annual
Plant manager
Technical supervisor
Production manager 1
Production manager 2
Team manager 1
Team manager 2
Team manager 3
Team manager 4
Team manager 5
Tech 1	[***]
Tech 2
Tech 3
Tech 4
Tech 5
Tech 6
Tech 7
Tech 8
Tech 9
Tech 10
Analytical tech

* Confidential Treatment Requested